UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2011

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Dominion Resources, Inc. (the Company) held its Annual Meeting of Shareholders on May 12, 2011.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors and each Director shall hold office until the next annual meeting and until his or her successor is elected and qualifies for service:   William P. Barr, Peter W. Brown, George A. Davidson, Jr., Helen E. Dragas, Thomas F. Farrell II, John W. Harris, Robert S. Jepson, Jr., Mark J. Kington, Margaret A. McKenna, Frank S. Royal, Robert H. Spilman, Jr., and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-vote

William P. Barr	379,781,446	4,065,885	90,526,158
Peter W. Brown	350,209,303	33,638,028	90,526,158
George A. Davidson, Jr.	377,616,835	6,229,987	90,526,667
Helen E. Dragas	379,911,474	3,935,857	90,526,158
Thomas F. Farrell II	375,178,547	8,668,784	90,526,158
John W. Harris	282,624,973	101,204,059	90,544,457
Robert S. Jepson, Jr.	374,052,203	9,795,128	90,526,158
Mark J. Kington	374,341,544	9,505,787	90,526,158
Margaret A. McKenna	378,095,844	5,751,487	90,526,158
Frank S. Royal	342,775,335	41,071,385	90,526,769
Robert H. Spilman, Jr.	374,464,699	9,382,632	90,526,158
David A. Wollard	371,707,524	12,139,807	90,526,158
Floor nominee	102	0	90,526,158

The appointment of Deloitte & Touche LLP as our independent auditors for 2011 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
467,342,572	5,556,537	1,474,380

Shareholders approved an advisory vote on executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
348,687,527	20,802,581	14,352,173	90,531,208

The results of the advisory vote on the frequency of holding the say on pay vote, were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Vote
295,760,074	3,892,897	81,334,731	2,859,001	90,526,971

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will initially hold an advisory say on pay vote annually.

A shareholder proposal requesting the Company to provide a report related to use of mountaintop removal coal mining was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
29,103,633	286,372,583	68,369,088	90,528,185

A shareholder proposal requesting the Company to set and pursue a Company goal to achieve 20% renewable electricity energy generation by 2024 was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
16,152,338	302,988,260	64,704,209	90,528,682

A shareholder proposal requesting the Company to provide a report on financial risks of continued reliance on coal was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
21,247,034	297,964,143	64,633,828	90,528,484

A shareholder proposal requesting the Company to abandon investment in new nuclear construction was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
12,848,864	304,125,567	66,871,380	90,527,678

A shareholder proposal requesting the Company to adopt a policy requiring an independent Chairman of the Board was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
117,011,102	262,790,067	4,028,944	90,543,376

A shareholder proposal requesting the Company to permit shareholder action by written consent was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
175,836,894	203,132,865	4,862,582	90,541,148

A shareholder proposal requesting the Company to seek shareholder approval for any future extraordinary retirement benefits for senior executives was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
96,189,610	282,928,501	4,714,429	90,540,949

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Vice President, General Counsel & Corporate Secretary

Date:  May 13, 2011